POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that Gary B. Lenderink, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard
T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existence or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated March 21, 2002

                                                    /s/ Gary B. Lenderink
                                                    ----------------------------
                                                        Gary B. Lenderink

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that Joseph A. Caruso, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard
T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existence or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated 3/21/2002

                                                    /s/ Joseph A. Caruso
                                                    ----------------------------
                                                        Joseph A. Caruso